UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019 (February 14, 2019)

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2545 Santa Clara Avenue

Alameda, CA 94501

               (Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

The Joint Venture

On February 14, 2019, NewBridge Global Ventures, Inc., a Delaware Corporation (the “Company”) and EcoXtraction LLC, a Louisiana limited liability company (the “Seller”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company issued to the Seller an aggregate of 2,350,000 shares of the Company’s common stock par value $0.0001 per share (the “Shares”) and the Seller sold to the Company certain equipment and other tangible property. In connection with the Purchase Agreement, the Company and the Seller entered into a Lock-Up Agreement, which provides that, among other things, the Seller may not liquidate any of the Shares received in connection with the Purchase Agreement until September 30, 2020 (the “Lock-Up Agreement”). Further, in connection with the Purchase Agreement and the Lock-Up Agreement, the Company and the Seller entered into a Registration Rights Agreement, wherein the Company agreed to provide certain registration rights under the Securities Act of 1933 (the “Securities Act”) including an obligation to, within ninety (90) days following the Seller’s written request, prepare and file with the Securities and Exchange Commission (the “SEC” or the “Commission”) a Registration Statement or Registration Statements on Form S-1, or such other applicable form if Form S-1 is not available.

The Purchase Agreement conveyed only assets; the Company did not receive any ownership interest in or to the Seller or the securities of the Seller and the Company does not consider it to be an acquisition of a business. The Company and the Seller also took steps described herein to create a joint venture (the “Joint Venture”).

The foregoing is merely a summary and is qualified in its entirety by reference to the Purchase Agreement, attached hereto as Exhibit 10.1.

In connection with the Joint Venture, on February 14, 2019, the Company and the Seller entered into a License Agreement, pursuant to which Seller sub-licensed to the Company certain intellectual property relating to cannabis extraction technology which the Seller licenses from Hydro Dynamics, Inc. (“Hydro”)(the “License Agreement”). Subject to the terms of the License Agreement, the Seller grant to the Company certain licenses, including an exclusive license for an initial term of two (2) years from the effective date of the agreement (the “Exclusive License”). The Company has the option to renew the Exclusive License for two (2) successive additional terms of one (1) year each. The Company shall exercise its renewal option by giving the Seller written notice of the Company’s intent to renew the license; in consideration for each one-year renewal term, the Company shall issue to the Seller 250,000 shares of the Company’s common stock. The Company is under no obligation to renew. The foregoing is merely a summary and is qualified in its entirety by reference to the License Agreement, attached hereto as Exhibit 10.2.

In connection with the Joint Venture, on February 15, 2019, the Company and the Seller created CleanWave Labs, LLC, a Nevada limited liability company (“CleanWave”) with each of the Company and the Seller as the members of CleanWave (the “Operating Agreement”). The Company shall own 50% of the member equity interests and 50% of the member profit interests of CleanWave. CleanWave was formed primarily for the purpose of (i) exploiting certain proprietary technologies being assigned and licensed to the Company by the Seller designed to extract CBD, THC, as well as additional compounds from cannabis and hemp plants and (ii) manufacture and market equipment derived from that technology for use in extracting CBD, THC and additional compounds.  Pursuant to the terms of the Operating Agreement and in consideration of its membership interests, the Company shall provide certain equipment, as well as $2,000,000 in working capital over a two-year period, with the first $150,000 of the $2,000,000 paid to Hydro upon election to be used to pay Hydro the amount owed by Seller to Hydro. The foregoing is merely a summary and is qualified in its entirety by reference to the Operating Agreement, attached hereto as Exhibit 10.3.

In connection with the Joint Venture, on February 14, 2019, the Company, the Seller and CleanWave entered into an Assignment and License Agreement (the “A&L Agreement”), pursuant to which the Seller agreed to assign and/or license certain intellectual property to the Company and CleanWave, and the Company agreed to contribute an aggregate of $2,000,000 of cash contribution to CleanWave (the “Cash Contribution”) such Cash Contribution being made no later than by the second anniversary of the effective date of the A&L Agreement. If the Cash Contribution is not met, then ownership of certain intellectual property described in the A&L Agreement shall revert back to the Seller, and CleanWave would execute all documents necessary to re-assign such intellectual property back to the Seller. The foregoing is merely a summary and is qualified in its entirety by reference to the A&L Agreement, attached hereto as Exhibit 10.4

Item 2.01 Completion of Acquisition or Disposition of Assets

The information furnished in Item 1.01 herein is hereby incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information furnished in Item 1.01 herein is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information furnished in Item 1.01 herein is hereby incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On February 21, 2019, the Company issued a press release regarding the Joint Venture. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

The exhibits listed below are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated February 14, 2019 between EcoXtraction LLC and NewBridge Global Ventures
10.2	License Agreement dated February 14, 2019 between EcoXtraction LLC and NewBridge Global Ventures
10.3	Operating Agreement of CleanWave Labs, LLC dated February 15, 2019
10.4	Assignment and License Agreement dated February 14, 2019 between EcoXtraction LLC, NewBridge Global Ventures and CleanWave Labs, LLC
10.5	Registration Rights Agreement dated February 14, 2019 between EcoXtraction LLC and NewBridge Global Ventures
99.1	Press Release dated February 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NewBridge Global Ventures, Inc. (Registrant)

Dated: February 21, 2019	By: /s/ Robert Bench Name: Robert Bench Title: Chief Executive Officer